UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2018 (July 30, 2018)

FUSE MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-10093	59-1224913
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1565 North Central Expressway Suite 220 Richardson, Texas	75080
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (469) 862-3030

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 30, 2018, Fuse Medical, Inc., a Delaware corporation (the “Company”), entered into that certain Securities Purchase Agreement (the “Purchase Agreement”), by and between the Company, Palm Springs Partners, LLC d/b/a Maxim Surgical, a Texas limited liability company (“Maxim”), Reeg Medical Industries, Inc., a Texas Corporation (“RMI”), Mr. Amir David Tahernia, an individual (“Tahernia”, together with RMI, the “Sellers”), and Mr. Amir David Tahernia in his capacity as the representative of the Sellers (the “Sellers’ Representative”) dated July 30, 2018, attached hereto as Exhibit 2.1, pursuant to which the Company agreed to purchase all of the outstanding equity securities of Maxim (“Maxim Interests”) from the Sellers (such transaction, the “Maxim Acquisition”) for aggregate consideration of approximately $3,400,000. Mr. Christopher C. Reeg (“Reeg”), the president of RMI, is also the Chief Executive Officer, Secretary, and a member of the Board of Directors (the “Board”) of the Company. Before the Maxim Acquisition, Reeg was a beneficial owner of more than five percent (5%) of the common stock, par value $0.01 (the “Common Stock”), of the Company as reported on the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on April 6, 2018.

On May 17, 2018, the Board voted to approve the formation of a special committee (the “Special Committee”) to evaluate the potential acquisition (the “Transaction”) of Maxim and conduct independent negotiations with respect to the Transaction. The Special Committee consisted of Board members Ricky “Raj” S. Kalra, MD and Renato V. Bosita Jr., MD, neither of whom were “interested directors” (as that term is used in Delaware General Corporation Law) with respect to the Transaction.

The Special Committee (i) engaged ValueScope, Inc. (“ValueScope”), a business valuation company based in Dallas, Texas, to provide an opinion with respect to fairness of the Transaction to the stockholders of the Company; and (ii) negotiated the terms of a nonbinding letter of intent (the “Letter of Intent”) between the Company and Maxim with respect to the acquisition of Maxim. Following those negotiations, the Special Committee approved the entrance by the Company into the Letter of Intent by and between the Company and Maxim, and executed the Letter of Intent on behalf of the Company. Following the execution of the Letter of Intent, the Special Committee began negotiation of the Purchase Agreement. Those negotiations were substantially completed on July 24, 2018.

On July 25, 2018, ValueScope delivered to the Special Committee a Fairness Opinion Related to the Acquisition of Palm Springs Partners, LLC d/b/a Maxim Surgical by Fuse Medical, Inc., dated July 25, 2018, attached hereto as Exhibit 99.1 (the “Fairness Opinion”), based on a review by ValueScope of the of the Purchase Agreement.

Following ValueScope’s delivery of the Fairness Opinion, the Special Committee approved the Purchase Agreement and Maxim Acquisition contemplated by the Purchase Agreement. On July 27, 2018, the Special Committee recommended that the Board approve the Purchase Agreement. On July 30, 2018, the Board approved the Purchase Agreement and the Maxim Acquisition contemplated by the Purchase Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 1, 2018, the Company completed the Maxim Acquisition (the “Closing”) pursuant to the Purchase Agreement by and between the Company, Maxim, the Sellers, and the Sellers’ Representative dated July 30, 2018, attached hereto as Exhibit 2.1. The Company issued 4,311,169 restricted shares of its Common Stock to the Sellers in exchange for 100% of the outstanding Maxim Interests, at an agreed-upon value of $0.76 per share of Common Stock, which was equal to the 30-day volume-weighted average price of the Common Stock as of three (3) business days prior to the Closing. Due to the Maxim Acquisition, Reeg is a beneficial owner of more than ten percent (10%) of the Common Stock of the Company.

Item 3.02.	Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 and Item 2.01 regarding the issuance of shares of Common Stock pursuant to the Purchase Agreement is incorporated into this Item 3.02 by reference. The offer and sale of such securities were made to two purchasers, RMI and Tahernia, in an offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption from registration provided by Rule 506(b) of Regulation D promulgated under the Securities Act and correlating provisions of state securities laws.

Item 7.01.	Regulation FD Disclosure

On August 3, 2018, the Company issued a press release, attached hereto as Exhibit 99.2, announcing the Company’s entry into the Purchase Agreement.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(d)	Exhibits.

Exhibit No.	Description
2.1	Securities Purchase Agreement by and between Fuse Medical, Inc.; Palm Springs Partners, LLC d/b/a Maxim Surgical; Mr. Amir David Tahernia and Reeg Medical Industries, Inc., as Sellers; and Mr. Amir David Tahernia, in his capacity as representative of the Sellers, dated July 30, 2018.

99.1	Fairness Opinion Related to the Acquisition of Palm Springs Partners, LLC d/b/a Maxim Surgical by Fuse Medical, Inc., dated July 25, 2018.

99.2	Press Release dated August 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FUSE MEDICAL, INC.

By:	/s/ William E. McLaughlin, III,
William E. McLaughlin, III, Chief Financial Officer

Date: August 3, 2018